EXHIBIT 10.1

*** Certain identified information has been excluded from this exhibit because it

is both not material and the type the registrant treats as private or confidential

MODIFICATION NO. 2 TO

UMBRELLA STRATEGIC PARTNERSHIP PROJECT NO. [redacted] PTS-1

PROJECT TASK STATEMENT

No. 1

BETWEEN

Battelle Energy Alliance, LLC
(hereinafter "Contractor" or "BEA")

AND

Lightbridge Corporation
(hereinafter "Sponsor" or "Lightbridge")

03/25/2024

Produce U-Zr Coupons for Capsule Irradiation

This Project Task Statement (PTS) is under the authority and subject to all terms and conditions of Umbrella Strategic Partnership Project Agreement (SPP) No. [redacted].

This Modification No. 2 is to increase the costs and update the Sponsor's technical contact.

A. **PURPOSE**
The fabrication and characterization of specimens is an important component of any irradiation experiment. The development of a casting and extrusion process to create the desired fuel form for this experiment is substantial. The work will include developing a casting process, heat treating billets from the casting process, machining them into a shape suitable for extrusion, developing an extrusion process, heat treating extruded slugs, and characterizing microstructural and compositional features of the final extruded product. Any necessary development work will be done with depleted uranium (DU). After the process is proven successful, it will be repeated with enriched uranium to produce fuel slugs for the related irradiation experiment.

B. **SCOPE**

Duration of PTS
The period of performance of this PTS is [redacted].

Technical Objectives
This PTS is focused on the proof of ability to fabricate a delta-phase U-Zr ingot that is suitable for extruding fuel coupon specimen in accordance with Lightbridge fuel specifications. Fabrication test specimen will be made with depleted uranium (DU), irradiation test specimens will be made with enriched uranium. Final fuel coupons will match the requirements specified by previous experiment design documents (e.g., enrichment). Tasks in this PTS cover the following work:

- Determining casting specifications and validating extrusion parameters for fuel coupon fabrication;
- Casting U-Zr ingot; and characterization of cast ingot
- Extrusion of coupons from ingot;
- Characterization of extruded product; and
- Final machining and finishing operations to the requirements of the experiment design.

Tasks and Division of Responsibilities

Task 1: Create Fuel Specification to Support Casting

[redacted]

[redacted]

Task 2: Fabrication Mockup

Task 2.1: Extrusion Method Tooling

[redacted]

[redacted]

Task 2.2: Casting Demonstration

[redacted]

[redacted]

Task 2.3: Extrusion Demonstration

[redacted]

Task 3: Casting of Enriched Ingot

[redacted]

Task 4: Fabrication of Enriched Coupon

[redacted]

Task 5: Characterization of Ingot & Extruded Products

Task 5.1: Microstructural Characterization

[redacted]

[redacted]

Task 5.2: Thermal Property Assessment

[redacted]

Task 5.3: Mechanical Property Assessment

[redacted]

[redacted]

[redacted]

[redacted]

Task No.	Task	Contractor Role/Responsibilities	Sponsor's Role
1	Create Specification to Support Casting	[redacted]	[redacted]
2	Demonstration/ Mockup of Methods	[redacted]	[redacted]
3	Casting of Ingot	[redacted]	[redacted]

Task No.	Task	Contractor Role/Responsibilities	Sponsor's Role
		[redacted]	[redacted]
4	Extrusion of Coupons	[redacted]	[redacted]
5	Characterization of Ingot & Extruded Products	[redacted]	[redacted]

Hold Points

Task No.	Do not proceed to:	Until this is completed:
1	Task No. 2.2/2.3	[redacted]
2.1	Task 2.3	[redacted]
2	Task No. 3	[redacted]
3	Task No. 4	[redacted]
4	Task No. 5	[redacted]

C. ASSUMPTIONS

- [redacted]
- [redacted]

- [redacted]
- [redacted]

D. TECHNICAL CONTACTS

For Contractor:

[redacted]

For Sponsor:

[redacted]

E. PROJECT MANAGEMENT CONTACTS

For Contractor:

[redacted]

For Sponsor:

[redacted]

F. COSTS

1. The Contractor estimated cost for the work to be performed under this Agreement is $ 1,708,623.00.
2. The Contractor has no obligation to continue or complete performance of the work at a cost in excess of its estimated cost, including any subsequent amendment.
3. The Contractor agrees to provide at least 30 days' notice to the Sponsor if the actual cost to complete performance will exceed its estimated cost.

Payment Terms:

[redacted]

[redacted]

The Sponsor shall pay the Contractor as follows:

A. <u>Advance Payment</u>. [redacted]

B. <u>Monthly Payments</u>. [redacted]

1. Invoices will be submitted electronically to the Sponsor at the following address:

   accounting@ltbridge.com

2. Payments by the Sponsor will be directed as follows:

[redacted]	[redacted]
[redacted]	[redacted]

[redacted]

C. <u>Applicable Currency</u>. All payments due the Contractor under this Agreement, including cost estimates and obligations of funds, shall be in United States dollars (U.S.$).

G. FINANCIAL AND PROJECT PERFORMANCE REPORTING

BEA will provide monthly cost and schedule data outputs from INL standard project reporting tools to Sponsor after each end of fiscal year (FY) month processing. A minimum subset of data should include Schedule and Cost Performance Indices, a standard Cost Performance Report with performance measurement baseline (PMB) curve to include EAC/ETC data as well as any variances & associated descriptions/ corrective action plans (this is typically called a "format 5

[redacted]

VAR" or agreed equivalent). Reporting detail shall be provided at the same work break down structure (WBS) level as agreed upon in the project schedule and cost estimate developed by BEA in support of this PTS.

IN WITNESS WHEREOF, the Parties hereto have executed this Project Task Statement Modification No. 2 by their authorized representatives on the dates shown below.

BATTELLE ENERGY ALLIANCE, LLC:		**LIGHTBRIDGE CORPORATION:**	
Name:	[redacted]	Name:	Andrey Mushakov
Title	[redacted]	Title	Executive Vice President
Date:	[redacted]	Date:	3/26/2024
Signature:	[redacted]	Signature:	[redacted]